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                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                       FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                     VYSIS, INC.
                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                                        36-3803405
(STATE OF INCORPORATION)                   (I.R.S. EMPLOYER IDENTIFICATION NO.)

          3100 WOODCREEK DRIVE
         DOWNERS GROVE, ILLINOIS                          60515
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)

          Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS TO BE SO REGISTERED       NAME OF EACH EXCHANGE ON WHICH
                                              EACH CLASS IS TO BE REGISTERED

               None

     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A(c), please check the following box. / /

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A(d), please check the following box. /x/

Securities Act registration statement file number to which this form relates:
333-38109.

     Securities to be registered pursuant to Section 12(g) of the Act:

                                    Common Stock,
                              par value $.001 per share
                                   (TITLE OF CLASS)

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Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A complete description of the Common Stock, $.001 par value per share, which is to be registered hereunder is contained under the caption "Description of Capital Stock" in the Prospectus forming a part of the Form S-1 Registration Statement (File No. 333-38109) (the "Registration Statement") of Vysis, Inc. (the "Registrant"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Such description is hereby incorporated by reference, and any description included in a form of Prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act shall be deemed to be incorporated herein by reference.

Item 2.   EXHIBITS.

     A list of exhibits filed herewith or incorporated herein by reference is contained on the Exhibit Index which is incorporated herein by reference.

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                                   SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       VYSIS, INC.



                                       By: /S/ WILLIAM E. MURRAY
                                          ------------------------------------
                                          Name: William E. Murray
                                          Its: General Counsel and Secretary


Date: January 19,1998

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                                    EXHIBIT INDEX


EXHIBIT
NUMBER      EXHIBIT

  1. Amendment No. 2 to the Registrant's Registration Statement on Form S-1 (File No. 333-38109) as filed with the Securities and Exchange Commission on January 6, 1997

  2. Certificate of Incorporation of the Registrant, as amended (Incorporated by reference to Exhibits 3.1.1 to 3.1.8 to the Registrant's Registration Statement on Form S-1 (File
            No. 333-38109))

  3. By-laws of the Registrant (Incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1 (File
            No. 333-38109))

  4. Specimen certificate evidencing the Common Stock of the Registrant (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement on Form S-1 (File No. 333-38109))